UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 West Sixth Avenue, Lakewood, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03          AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 25, 2023, Mesa Laboratories, Inc. (“Mesa” or the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, as described in Item 5.07 below, the shareholders approved and adopted amended and restated articles of incorporation of the Company (the “Amended and Restated Articles of Incorporation”) to: remove the specific purposes of the Company, amend the director exculpation provisions, and make certain non-substantive amendments to eliminate provisions that are no longer necessary. Following the Annual Meeting, on August 25, 2023, the Amended and Restated Articles of Incorporation were filed with the Colorado Secretary of State and became effective.

The foregoing description of the Amended and Restated Articles of Incorporation is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, a copy of which is filed as Exhibit 3.1 to the Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As noted in Item 5.03, the Annual Meeting was held on August 25, 2023. Holders of 5,384,280 shares of Mesa’s common stock were entitled to vote, of which 5,025,340 shares were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, are as follows:

Proposal 1 – Election of directors

Each of John Sullivan, Shiraz Ladiwala, Jenny Alltoft, Shannon Hall, Tony Tripeny, and Gary Owens was elected to the board of directors of Mesa to hold office for a one-year term, until the 2024 annual meeting of shareholders.

			Broker
	For	Withheld	Non-Votes
John J. Sullivan, Ph.D.	4,707,420	46,603	271,317
Shiraz S. Ladiwala	4,730,097	23,926	271,317
Jennifer S. Alltoft	4,684,505	69,518	271,317
Shannon M. Hall	4,680,029	73,994	271,317
R. Tony Tripeny	4,729,907	24,116	271,317
Gary M. Owens	4,620,655	133,368	271,317

Proposal 2 – Ratification of the selection by our Audit Committee of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024

The appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending March 31, 2024 was approved.

			Broker
For	Against	Abstain	Non-Votes
4,954,130	53,167	18,043	--

Proposal 3 – Approval on a non-binding basis of the compensation of Mesa’s named executive officers

The compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved on a non-binding advisory basis.

			Broker
For	Against	Abstain	Non-Votes
4,414,163	188,692	151,168	271,317

Proposal 4 – Approval of an amendment to the 2021 Equity Incentive Plan

The amendment to the Company’s 2021 Equity Incentive Plan was approved.

			Broker
For	Against	Abstain	Non-Votes
4,584,476	130,281	39,266	271,317

Proposal 5 – Approval and adoption of the Amended and Restated Articles of Incorporation

The Amended and Restated Articles of Incorporation were approved and adopted.

Remove specific purposes of the Company:

			Broker
For	Against	Abstain	Non-Votes
4,710,882	7,690	35,451	271,317

Amend director exculpation provisions:

			Broker
For	Against	Abstain	Non-Votes
4,706,529	12,134	35,360	271,317

Non-substantive amendments:

			Broker
For	Against	Abstain	Non-Votes
4,715,053	4,095	34,875	271,317

Proposal 6 – Non-binding shareholder proposal regarding greenhouse gas emissions reporting

A shareholder’s proposal for Mesa to present Scope 1 through 3 greenhouse gas emissions was not approved.

			Broker
For	Against	Abstain	Non-Votes
1,312,711	3,319,777	121,535	271,317

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Mesa Laboratories, Inc., dated as of August 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 25, 2023		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer